September 30, 2008

DREYFUS PREMIER STATE MUNICIPAL BOND FUND
North Carolina Series
Virginia Series

Supplement to Prospectus
dated September 1, 2008

     Effective October 1, 2008, James Welch and Michael Petty will be the co-primary portfolio managers for the North Carolina and the Virginia series of Dreyfus Premier State Municipal Bond Fund.

     Mr. Welch and Mr. Petty each have been with Dreyfus for a number of years and manage a number of other Dreyfus municipal bond funds.